Exhibit 10.1

     AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of June 22, 2005 (the “Amendment”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”), THREE RIVERS FUNDING CORPORATION and LIBERTY STREET FUNDING CORP. (collectively, the “Buyers”), THE BANK OF NOVA SCOTIA and MELLON BANK, N.A. (collectively, the “Managing Agents”) and MELLON BANK, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, the Seller, the Servicer, the Buyers, the Managing Agents and the Administrative Agent are parties to an Amended and Restated Receivables Purchase Agreement dated as of April 22, 2004 (the “RPA”);

     WHEREAS, the parties desire to amend the RPA;

     NOW, THEREFORE, the parties agree as follows:

SECTION 1. DEFINITIONS

     Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.

SECTION 2. AMENDMENT OF RPA

(a)	The parties hereto agree that, effective as of June 22, 2005 (the “Effective Date”), Section 9.04(d) of the RPA shall be amended by replacing the ratio “3.00 to 1.00” set forth therein with the ratio “2.50 to 1.00”.

(b)	The parties hereto agree that, effective as of the Effective Date, Section 9.04(e) of the RPA shall be amended by replacing the ratio “0.55 to 1.00” set forth therein with the ratio “0.60 to 1.00”.

SECTION 3. CONDITIONS PRECEDENT

     The occurrence of the Effective Date shall be subject to the conditions precedent that the each of the Buyers shall have received this Amendment executed by each party hereto in form and substance satisfactory to it.

SECTION 4. GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW).

SECTION 5. EXECUTION IN COUNTERPARTS

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. CONFIRMATION OF AGREEMENT

     Each of the parties to the RPA agree that, except as amended hereby, the RPA continues in full force and effect. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of such effectiveness with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.

CMC RECEIVABLES, INC.

By:

Authorized Signatory

COMMERCIAL METALS COMPANY

By:

Authorized Signatory

THREE RIVERS FUNDING CORPORATION

By:

Authorized Signatory

MELLON BANK, N.A., as Managing Agent and Administrative Agent

By:

Authorized Signatory

LIBERTY STREET FUNDING CORP.

By:

Authorized Signatory

THE BANK OF NOVA SCOTIA

By:

Authorized Signatory

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC.

By:

Authorized Signatory

SMI STEEL, INC.

By:

Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA d/b/a SMI STEEL SOUTH CAROLINA

By:

Authorized Signatory

CMC STEEL FABRICATORS, INC. d/b/a SMI JOIST COMPANY

By:

Authorized Signatory

HOWELL METAL COMPANY

By:

Authorized Signatory

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